UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024 (April 23, 2024)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER MATTERS

On April 23, 2024, Boston Omaha Corporation (the “Company”) issued a press release entitled  "Boston Omaha Corporation Announces Rescheduling of 2024 Annual Meeting of Stockholders." The press release indicates that the Company is rescheduling the previously planned Annual Meeting of Stockholders, originally set for May 1, 2024, for later this summer or early fall in order to allow for an in-person Annual Meeting of Stockholders rather than holding a virtual meeting. The Company expects to announce the date of the Annual Meeting once the date and a location has been finalized. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website.

Because the 2024 Annual Meeting of Stockholders will be held more than 30 days from the anniversary date of the Company's 2023 Annual Meeting of Stockholders, the deadlines set forth in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on March 27, 2023 for stockholder proposals and director nominations for consideration at the 2024 Annual Meeting of Stockholders no longer apply.

The new deadline for stockholder proposals and director nominations will be 10 days after the Company publicly announces the date for the 2024 Annual Meeting. The Company believes that this additional time plus the time provided by this notice will be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting of Stockholders. This timeframe will allow for proposals and director nominations of stockholders intended to be included in the Company's proxy statement and form of proxy for the 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the proxy access provisions of the Company's Amended and Restated Bylaws, and proposals and director nominations of stockholders intended to be considered at the 2024 Annual Meeting of Stockholders other than by means of inclusion in the Company's proxy statement and form of proxy card. Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8 or the Company's Amended and Restated Bylaws, as applicable, to Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, Attention: Secretary. In addition to complying with this deadline, stockholder proposals and nominations must comply with all applicable SEC rules, including Rule 14a-8, and the requirements set forth in the Company's Amended and Restated Bylaws and applicable law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated April 23, 2024, titled “Boston Omaha Corporation Announces Rescheduling of 2024 Annual Meeting of Stockholders”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: April 23, 2024

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